UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23369

HIGHLAND GLOBAL ALLOCATION FUND

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Item 1.	Reports to Stockholders.

A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Global Allocation Fund

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-877-665-1287.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-877-665-1287 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Highland Global Allocation Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2019	Highland Global Allocation Fund

Performance Overview

For the twelve months ended September 30, 2019, the Highland Global Allocation Fund (the “Fund”) experienced a total market price return of (26.45%) and a total NAV return of (7.04%). The Fund’s benchmark, the FTSE All World index returned 1.86%.

Manager Discussion

The Fund officially listed as a closed-end fund in February 2019, and began trading on the New York Stock Exchange (ticker: HGLB) on February 19. Shortly after conversion the Fund instituted an 8.5% level distribution policy and changed the distribution frequency from quarterly to monthly. Additionally, the Fund announced plans for its share repurchase program. Through July 10, 2019 the Fund had completed $10 million in repurchases of the Fund’s shares. On August 20, 2019 the Fund announced an additional $20 million of share repurchases and an extension of the repurchase program for a period of six months.

Some of the Fund’s top investment themes during the year included Utilities, Telecom, and Energy MLP’s. Vistra Energy, the Fund’s largest single name equity position, was one of the largest contributors to performance as it returned 9.04%. Vistra Energy is an integrated power producer headquartered in Texas. The company arose out of the vestiges of the TXU bankruptcy when its merchant power / retail generation business restructured and later merged with competitor Dynegy. We believe this is an example of a unique and misunderstood business in an overlooked industry. We are attracted to its ample cash flow generation, multiple avenues for value creation, strong leadership team and cheap valuation.

Vista Energy’s management reaffirmed its 2019 guidance on its recent 2Q call. The company is expected to generate free cash flow before growth investments of $2.1-$2.3 billion this year, which represents a 66% conversion of EBITDA to free cash flow. At the company’s market cap of $13.1 billion at quarter end, free cash flow represents a yield of 16.3%. We find this free cash flow yield to be highly attractive given the company’s size and scale and integrated position within the power value chain. In fact we find it hard to find any energy infrastructure company with a similar free cash flow yield that is not distressed or challenged in some fashion.

The ERCOT power market exhibited significant market tightness during this summer as scarcity events caused prices to spike in August and September. This improvement in real time prices caused forward prices to move higher which in turn should improve Vistra’s earnings outlook for the next several years.

While free cash flow generation is one thing, what a management team does with that cash is another. This management team is focused on creating value for shareholders through a balanced capital allocation strategy. The company has completed over $1bn of buybacks under its $1.75bn repurchase program, recently initiated a quarterly dividend of $0.125 per share which management expects to grow at ~6-8%, and expects to achieve a ~2.5x net debt / EBITDA target by YE 2020. In addition, the company has announced tuck-in acquisitions of Crius Energy and Ambit Energy which expand the company’s retail platform. We believe this approach to allocating the company’s free cash flow will generate shareholder value over time.

The Fund continues to maintain a large allocation to energy MLPs, which detracted from performance during the year. While midstream energy companies generally produced strong earnings during the year, the sector experienced weakened investor sentiment due to a confluence of factors. On top of macro concerns, such as trade war fears and an uncertain commodity price environment, the domestic upstream sector generated poor investment returns. The S&P Oil & Gas Exploration and Production Select Industry Index returned -47.70% during the year. In short, domestic E&P companies underperformed the market and this in turn cast a negative sentiment on their counterparts in the midstream sector. We remain constructive on the long-term outlook for the midstream sector despite near term macro uncertainty and a weaker upstream market environment. The U.S. operates as a low cost producer of hydrocarbons, which means that we expect U.S. production volumes and export opportunities to continue to grow despite headline risks such as commodity price pressure or short-term reductions in upstream production budgets. The sector has undergone a significant transformation over the past several years towards a focus on shareholder returns, corporate simplification, returns on invested capital, and a reduction in leverage. We think this renewed focus on capital discipline combined with an underlying healthy fundamental backdrop should enable the sector to create value over time. Despite these positive factors, midstream MLPs appear cheap relative to history and other yield-oriented asset classes. The median MLP yields 10.1%, which is a 30.5% discount to its five year average of 7.0%, and trades at an estimated 2020 EV/EBITDA multiple of 9.8x, a 20.1% discount to its five year average of 12.2x. Meanwhile, Utilities trade at an 11.7x EV/EBITDA multiple, a 15% premium to its five year average, and REITs trade at a 17.3x multiple, a 5% discount.

The Fund’s investments in Argentine sovereign debt and equity was the primary detractor for the year. In August 2019 Argentina held its primary election featuring president Macri and Alberto Fernandez. Polls predicted a tight race but Macri received just 32% of the vote, lagging 16% behind Fernandez. In Argentina, primaries are used to ensure candidates have ample support to compete in the general election. Both parties will be able to participate in the October 2019 election but the August election results foreshadowed a

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2019	Highland Global Allocation Fund

defeat in October and a possible return to the policies of Cristina Kirchner. The scale of Macri’s defeat surprised pollsters and Argentina stocks and bonds traded down on the news. Subsequent to September 30, 2019 Argentina held its election at the end of October and as projected in the August primaries, Alberto Fernandez was elected President. As of September 30, 2019, approximately 12% of the Fund was invested in Argentina debt and equity securities.

The Fund also uses derivatives such as options, futures and foreign currency transactions to protect from and/or to take advantage of quantifiable systematic and issuer-related risks. These derivatives had a negative impact on performance during the period.

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2019	Highland Global Allocation Fund

Growth of Hypothetical $10,000 Investment

	Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception

Highland Global Allocation Fund	-7.04	0.55	6.82	5.46

FTSE All World Index	1.86	7.23	8.90	6.49

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Performance results reflect the contractual waivers and/or reimbursements of fund expenses by the Advisor. Absent this limitation, performance results would have been lower. The Expense Cap expired on January 31, 2019.

Effective on February 13, 2019, the Highland Global Allocation Fund converted from an open-end fund to a closed-end fund, and began trading on the NYSE under the symbol HGLB on February 19, 2019. The performance data presented above reflects that of Class Z shares of the Fund when it was an open-end fund, HCOYX. Month-end returns since March 2019 reflect market prices. The closed-end Fund pursues the same investment objective and strategy as it did before its conversion.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The Fund invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund invests in mid-cap companies which may entail greater risks and less liquidity due to narrower product lines and more limited resources than larger companies. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

Annual Report	3

CONSOLIDATED FUND PROFILE (unaudited)

Highland Global Allocation Fund

Objective

Highland Global Allocation Fund seeks to provide long-term growth of capital and future income (future income means the ability to pay dividends in the future.)

Net Assets as of September 30, 2019

$296.2 million

Portfolio Data as of September 30, 2019

The information below provides a snapshot of Highland Global Allocation Fund at the end of the reporting period. Highland Global Allocation Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/19(1)
Non-U.S. Equity	52.1%

Non-U.S. Master Limited Partnerships	20.4%

U.S. Senior Loans	12.6%

U.S. Equity	9.8%

Non-U.S. Government Bond	8.5%

Non-U.S. Registered Investment Companies	7.3%

U.S. LLC Interest	5.1%

U.S. Preferred Stock	4.0%

Non-U.S. Asset-Backed Securities	3.6%

U.S. Agency Collateralized Mortgage Obligation	3.4%

Non-U.S. Corporate Bonds & Notes	2.6%

Non-U.S. Purchased Options	2.6%

U.S. Rights	2.4%

Other (each less than 1.0%)	0.4%

Other Assets & Liabilities, Net	(34.8)%
100.0%

Top 10 Holdings as of 9/30/2019(1)

Vistra Energy Corp. (Non-U.S. Equity)	34.8%
TerreStar Corporation (U.S. Equity)	15.9%
Argentine Republic Government International Bond 3.75%, 12/31/2038 (Non-U.S. Government Bonds)	8.5%
Energy Transfer LP (U.S. Master Limited Partnerships)	6.6%
Fieldwood Energy LLC, Closing Date Loan, 2nd Lien 9.51%, 4/11/2023 (U.S. Senior Loans)	6.1%
Highland Energy MLP Fund (Non-U.S. Master Limited Partnerships)	4.9%
TerreStar Corporation, Term Loan A 11.00%, 2/27/2020 (U.S. Senior Loans)	4.8%
Williams Cos., Inc. (Non-U.S. Equity)	4.4%
Highland Merger Arbitrage Fund (U.S. Registered Investment Companies)	3.5%
MPLX LP (Non-U.S. Master Limited Partnerships)	3.5%

(1)	Asset classifications and holdings are calculated as a percentage of total net assets and net of long and short positions.

4	Annual Report

CONSOLIDATED FINANCIAL STATEMENTS

As of September 30, 2019	Highland Global Allocation Fund

A guide to understanding the Fund’s consolidated financial statements

Consolidated Investment Portfolio	The Investment Portfolio details the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Consolidated Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Consolidated Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Consolidated Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Consolidated Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Consolidated Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Consolidated Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Annual Report	5

CONSOLIDATED INVESTMENT PORTFOLIO

As of September 30, 2019	Highland Global Allocation Fund

Shares		Value ($)

Non-U.S. Equity - 58.5%

COMMUNICATION SERVICES - 2.3%
131,733	Cablevision Holding, Class B (a)(b)	397,978
77,866	Grupo Clarin, Class B (a)(b)	41,370
71,981	iHeartMedia, Inc. (a)(b)	1,079,715
129,945	Loral Space & Communications, Inc. (a)(b)(c)	5,379,723

		6,898,786

CONSUMER DISCRETIONARY - 4.3%
16,200	MercadoLibre, Inc. (a)(b)(c)	8,929,926
718	Toys ‘R’ Us (a)(b)	189,327
718	Tru Kids, Inc. (a)(b)	3,597,154

		12,716,407

CONSUMER STAPLES - 0.1%
50,000	Adecoagro SA (a)(b)(c)	291,500

ENERGY - 6.7%
5,000	Continental Resources, Inc. (a)	153,950
29,751	NextDecade Corp. (a)(b)(c)	171,366
53,200	Plains GP Holdings LP, Class A (a)	1,129,436
56,400	SemGroup Corp., Class A (a)	921,576
113,000	Targa Resources Corp. (a)(c)	4,539,210
121	Transocean (a)(b)	541
537,700	Williams Cos., Inc. (a)	12,937,062

		19,853,141

FINANCIALS - 2.2%
68,000	Banco do Brasil (a)(c)	744,418
100,000	FGL Holdings (a)(c)	798,000
188,858	Grupo Supervielle SA ADR (a)(c)	606,234
280,500	IRB Brasil Resseguros S (a)(c)	2,524,594
206,000	Itau Unibanco Holding ADR (a)	1,732,460

		6,405,706

HEALTHCARE - 0.0%
5,000	Idorsia, Ltd. (a)(b)(c)	123,051

INDUSTRIALS - 2.9%
405,110	America Airports (a)(b)(c)	1,835,148
80,249	American Airlines Group, Inc. (a)(c)	2,164,316
87,855	GL Events (a)	2,198,147
215,000	Localiza Rent a Car (a)(c)	2,346,450

		8,544,061

INFORMATION TECHNOLOGY - 3.4%
342,949	Avaya Holdings Corp. (a)(b)	3,508,368
3,406	Black Knight, Inc. (a)(b)	207,970
6,200	Fortinet, Inc. (a)(b)	475,912
166,672	StoneCo, Class A (a)(b)(c)	5,796,852

		9,989,102

MATERIALS - 0.8%
219,800	United States Steel Corp. (a)(c)	2,538,690

UTILITIES - 35.8%
202,250	Central Puerto ADR (a)(b)	596,638
1,150	NRG Energy, Inc. (a)	45,540

Shares		Value ($)

UTILITIES (continued)
109,400	Pampa Energia ADR (a)(b)(c)	1,899,184
3,851,800	Vistra Energy Corp. (a)(c)	102,958,614
45,830	Voltalia (a)(b)	497,641

		105,997,617

	Total Non-U.S. Equity (Cost $235,034,596)	173,358,061

U.S. Equity - 28.3%

CHEMICALS - 0.2%
881,773	Vertellus Specialties Inc. (b)(d)(e)	731,871

COMMUNICATION SERVICES - 16.0%
48,209	Clear Channel Outdoor Holdings, Inc., Class A (b)	121,487
169,531	TerreStar Corporation (b)(d)(e)(f)(g)	47,134,704

		47,256,191

CONSUMER DISCRETIONARY - 1.3%
141,215	K12, Inc. (b)(c)	3,728,076
698	Lennar Corp., Class B (a)(c)	30,970

		3,759,046

FINANCIALS - 0.4%
4,500	CIT Group, Inc.	203,895
19,556	Ditech Holding Corp. (b)	1,292
335,000	Medley Capital	867,650

		1,072,837

HEALTHCARE - 6.1%
15,200	Aerie Pharmaceuticals, Inc. (b)(c)	292,144
61,625	Brookdale Senior Living, Inc. (b)	467,117
18,900	Collegium Pharmaceutical, Inc. (b)	216,972
232,800	Heron Therapeutics, Inc. (b)(c)	4,306,800
191,000	Minerva Neurosciences, Inc. (b)(c)	1,480,250
345,350	Patterson	6,154,137
75,000	Portola Pharmaceuticals, Inc. (b)(c)	2,011,500
56,009	Quorum Health Corp. (b)	67,771
152,800	Surgery Partners, Inc. (b)(c)	1,128,428
321,300	TG Therapeutics, Inc. (b)(c)	1,804,100
2,800	Ultragenyx Pharmaceutical, Inc. (b)	119,784

		18,049,003

INFORMATION TECHNOLOGY - 0.3%
21,300	CDK Global, Inc.	1,024,317

MATERIALS - 1.2%
730,484	MPM Holdings, Inc. (b)	3,652,420

REAL ESTATE - 2.8%
100	GAF REIT (b)(f)	1,000
114,300	Independence Realty Trust, Inc., REIT	1,635,633
101,918	Jernigan Capital, Inc., REIT (c)	1,961,922
25,380	Macerich Co. (The), REIT (c)	801,754
61,912	NexPoint Residential Trust, REIT (f)	2,895,005
44,387	RAIT Financial Trust, REIT (b)	2,219
280,000	United Development Funding IV, REIT	1,022,000

		8,319,533

	Total U.S. Equity (Cost $101,796,720)	83,865,218

6	See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of September 30, 2019	Highland Global Allocation Fund

Shares		Value ($)

Non-U.S. Master Limited Partnerships - 20.4%

ENERGY - 20.4%
1,499,100	Energy Transfer LP (a)(c)	19,608,228
333,900	Enterprise Products Partners LP (a)	9,542,862
5,166,913	Highland Energy MLP Fund, Class Y (a)(f)	14,415,686
367,600	MPLX LP (a)	10,296,476
10,400	Shell Midstream Partners LP (a)	212,680
255,500	Western Midstream Partners LP (a)(c)	6,359,395

	Total Non-U.S. Master Limited Partnerships (Cost $103,188,166)	60,435,327

Principal Amount ($)

U.S. Senior Loans (h) - 12.6%

CHEMICALS - 0.4%
1,102,216	Vertellus Holdings LLC Second Lien Term Loan, 10/31/21 (d)(e)	1,088,107

COMMUNICATION SERVICES - 4.8%
14,336,849	TerreStar Corporation, Term Loan A, 11.000% PIK, 02/27/20 (d)(e)(f)	14,336,849

ENERGY - 6.1%
23,743,431	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR LIBOR USD 3 Month+7.250%, 04/11/23	17,939,468

RETAIL - 0.5%
1,947,729	Academy, Ltd., Initial Term Loan, VAR LIBOR USD 3 Month+4.000%, 07/01/22	1,370,364

SERVICE - 0.7%
2,500,000	Advantage Sales & Marketing Inc., Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+6.500%, 07/25/22	2,173,613

UTILITIES - 0.1%
471,039,553	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan	259,072

	Total U.S. Senior Loans (Cost $54,330,811)	37,167,473

Non-U.S. Government Bond - 8.5%

SOVEREIGN - 8.5%
62,500,000	Argentine Republic Government International Bond 3.75%, 5.25%, 03/31/19, 12/31/38 (a)(i)	25,078,750

	Total Non-U.S. Government Bond (Cost $30,343,903)	25,078,750

Shares

U.S. LLC Interest - 5.1%

REAL ESTATE - 5.1%
6,773,494	SFR WLIF I, LLC (d)(e)(f)	6,918,447

Shares		Value ($)

REAL ESTATE (continued)
4,437,497	SFR WLIF II, LLC (d)(e)(f)	4,537,341
3,789,008	SFR WLIF III, LLC (d)(e)(f)	3,751,876

	Total U.S. LLC Interest (Cost $15,000,000)	15,207,664

U.S. Preferred Stock - 4.0%

FINANCIALS - 1.4%
127,751	Federal Home Loan Mortgage (b)(j)	2,706,758
58,233	Federal National Mortgage Association (b)(j)	1,328,801

		4,035,559

REAL ESTATE - 2.6%
370,968	Braemar Hotels & Resorts, Inc., REIT (c)	7,738,392

	Total U.S. Preferred Stock (Cost $9,275,244)	11,773,951

Principal Amount ($)

Non-U.S. Asset-Backed Securities - 3.6%
4,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR LIBOR USD 3 Month+4.750%, 7.00%, 2/1/2026 (a)(k)(l)(n)	3,000,000
2,500,000	Acis CLO, Ltd., Series 2014-4A, Class E VAR LIBOR USD 3 Month+4.800%, 7.05%, 5/1/2026 (a)(k)(l)(n)	1,875,000
4,000,000	Acis CLO, Ltd., Series 2014-4A, Class F VAR LIBOR USD 3 Month+5.150%, 7.40%, 5/1/2026 (a)(k)(l)(n)	2,400,000
3,500,000	Acis CLO, Ltd., Series 2014-5A, Class E1 VAR LIBOR USD 3 Month+6.520%, 8.77%, 11/1/2026 (a)(k)(l)(n)	2,800,000
364,434	Highland Park CDO I, Ltd., Series 2006-1A, Class A2 VAR LIBOR USD 3 Month+0.400%, 3.05%, 11/25/2051 (a)(k)(l)	363,191
311,866	Pamco Cayman, Ltd., Series 1997-1A, Class B 7.91%, 8/6/2013 (a)(d)(e)(l)	136,722

	Total Non-U.S. Asset-Backed Securities (Cost $13,053,775)	10,574,913

U.S. Agency Collateralized Mortgage Obligation - 3.4%
10,009,764	FREMF Mortgage Trust, Series 2019-KF60, Class C VAR LIBOR USD 1 Month+6.000%, 8.09%, 2/25/2026 (k)(l)(n)	9,984,739

	Total U.S. Agency Collateralized Mortgage Obligation (Cost $9,994,460)	9,984,739

Non-U.S. Corporate Bonds & Notes - 2.6%

COMMUNICATION SERVICES - 0.3%
	iHeartCommunications, Inc.
315,654	6.38%, 05/01/26 (a)	342,485
584,493	8.38%, 05/01/27 (a)	634,350

		976,835

See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	7

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of September 30, 2019	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

Non-U.S. Corporate Bonds & Notes (continued)

ENERGY 0.9%
37,083,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (a)(d)(e)(l)(m)	2,558,727
290	Sable Permian Resources Land 7.38%, 11/01/21 (a)(l)	45

		2,558,772

UTILITIES - 1.4%
	Pacific Gas & Electric
1,094,000	6.05%, 03/01/34 (a)(m)	1,247,160
1,219,000	6.25%, 03/01/39 (a)(m)	1,414,040
1,219,000	6.35%, 02/15/38 (a)(m)	1,426,230

		4,087,430

	Total Non-U.S. Corporate Bonds & Notes (Cost $36,256,725)	7,623,037

Non-U.S. Purchased Options (a)(b) - 2.6%
	Total Non-U.S. Purchased Options (Cost $8,810,813)	7,643,639

Units

U.S. Rights (b) - 2.4%

UTILITIES - 2.4%
7,905,143	Texas Competitive Electric Holdings Co., LLC	6,996,052

	Total U.S. Rights (Cost $22,062,762)	6,996,052

Principal Amount ($)

Non-U.S. Senior Loan (h) - 0.4%

COMMUNICATION SERVICES - 0.4%
1,112,381	iHeartCommunications Inc., Initial Term Loan, 1st Lien, 05/01/26 (a)(m)	1,120,913

	Total Non-U.S. Senior Loan (Cost $4,247,058)	1,120,913

U.S. Corporate Bonds & Notes - 0.4%

INFORMATION TECHNOLOGY - 0.0%
9,500,000	Avaya, Inc. 10.50%, 03/01/21 (d)(e)(m)	—

REAL ESTATE - 0.1%
400,000	CBL & Associates 5.95%, 12/15/26	283,000

UTILITIES - 0.3%
151,234,000	Texas Competitive Electric Holdings Co., LLC (m)	763,732
9,346,000	Texas Competitive Electric Holdings Co., LLC (m)	47,197
3,000,000	Texas Competitive Electric Holdings Co., LLC (m)	13,500

		824,429

	Total U.S. Corporate Bonds & Notes (Cost $2,029,710)	1,107,429

Units		Value ($)

U.S. Warrants (b) - 0.1%

FINANCIALS - 0.0%
59,755	Ditech Holding Corp., Expires 02/09/2028	314

HEALTHCARE - 0.1%
42,032	HLS Therapeutics, Inc., Expires 12/31/2049 (d)(e)	187,883

	Total U.S. Warrants (Cost $–)	188,197

Non-U.S. Warrants (b) - 0.1%

COMMUNICATION SERVICES - 0.0%
1,109	iHeartCommunications, Inc., Expires 05/01/2039(a)	16,185

INDUSTRIALS - 0.1%
1,260,362	American Airlines (a)	289,883

INFORMATION TECHNOLOGY - 0.0%
38,742	Avaya Holdings, Expires 12/18/2022(a)	40,679

	Total Non-U.S. Warrants (Cost $77,464)	346,747

Shares

Non-U.S. Registered Investment Companies - 7.3%
10,000	BB Votorantim Highland Infrastructure LLC (a)(d)(e)(f)	3,483,081
544,599	Highland Merger Arbitrage Fund, Class Z (a)(f)	10,445,409
436,131	NexPoint Strategic Opportunities Fund (a)(f)	7,819,829

	Total Non-U.S. Registered Investment Companies (Cost $24,669,806)	21,748,319

U.S. Cash Equivalent - 0.1%

MONEY MARKET FUND(o) - 0.1%
207,028	Dreyfus Treasury & Agency Cash Management, Institutional Class 1.810%	207,028

	Total U.S. Cash Equivalent (Cost $207,028)	207,028

	Total Investments - 160.2%	474,427,457

	(Cost $670,379,041)

Securities Sold Short(p) - (25.4)%

U.S. Exchange-Traded Fund - (0.5)%
(25,500)	Direxion Daily Small Capital Bull 3X Shares	(1,419,585)

	Total U.S. Exchange-Traded Fund (Proceeds $1,510,274)	(1,419,585)

U.S. Equity - (18.5)%

COMMUNICATION SERVICES - (6.3)%
(69,650)	Netflix, Inc. (q)	(18,639,733)

8	See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of September 30, 2019	Highland Global Allocation Fund

Shares		Value ($)

U.S. Equity (continued)

CONSUMER DISCRETIONARY - (0.5)%
(43,600)	Harley-Davidson	(1,568,292)

HEALTHCARE - (11.7)%
(490,150)	Boston Scientific Corp. (q)	(19,944,204)
(68,500)	Stryker Corp.	(14,816,550)

		(34,760,754)

	Total U.S. Equity (Proceeds $22,733,608)	(54,968,779)

Non-U.S. Equity - (6.4)%

COMMUNICATION SERVICES - (1.3)%
(80,000)	Nintendo Co, Ltd. ADR (a)	(3,728,000)

ENERGY - (1.4)%
(66,250)	Cheniere Energy, Inc. (a)(q)	(4,177,725)

HEALTHCARE - (3.7)%
(80,000)	Zimmer Holdings, Inc. (a)	(10,981,600)

	Total Non-U.S. Equity (Proceeds $12,275,211)	(18,887,325)

	Total Securities Sold Short- (25.4)% (Proceeds $36,519,093)	(75,275,689)

Other Assets & Liabilities, Net - (34.8)%		(102,987,583)

Net Assets - 100.0%		296,164,185

(a)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(b)	Non-income producing security.
(c)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $110,028,333.
(d)

Securities with a total aggregate value of $84,865,608, or 28.7% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Consolidated Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(e)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $84,865,608, or 28.7% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2019. Please see Notes to Consolidated Financial Statements.

(f)	Affiliated issuer. Assets with a total aggregate market value of $115,739,227, or 39.1% of net assets, were affiliated with the Fund as of September 30, 2019.
(g)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Year End	Percent of Net Assets
TerreStar Corporation	U.S. Equity	11/14/2014	$48,015,562	$47,134,704	15.9%

(h)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of September 30, 2019, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 2.02% and 2.09%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(i)	Step Bonds - Represents the current rate, the step rate, the step date and the final maturity date.
(j)	Perpetual security with no stated maturity date.
(k)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2019. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 2.02% and 3 months equal to 2.09%.

(l)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2019, these securities amounted to $23,118,424 or 7.8% of net assets.

(m)	The issuer is, or is in danger of being, in default of its payment obligation.
(n)	As of September 30, 2019, investments with a total aggregate value of $14,863,659 were fully or partially segregated with broker(s)/ custodian as collateral for reverse repurchase agreements.
(o)	Rate shown is 7 day effective yield.
(p)	As of September 30, 2019, $14,732,705 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.
(q)	No dividend payable on security sold short.

See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	9

CONSOLIDATED INVESTMENT PORTFOLIO (concluded)

As of September 30, 2019	Highland Global Allocation Fund

Purchased options contracts outstanding as of September 30, 2019 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium $	Value $
PURCHASED CALL OPTIONS:
October 2019 Call on C$	$75.75	Societe Generale	October 19, 2019	1,000	75,630,000	280,650	120,000
October 2019 Call on VIX	$22.00	Jefferies	October 19, 2019	10,000	16,240,000	892,881	700,000
October 2019 Call on VIX	$19.00	Jefferies	October 19, 2019	10,000	16,240,000	1,642,881	1,070,000
November 2019 Call on VIX	$18.00	Jefferies	November 16, 2019	10,000	16,240,000	2,727,881	2,500,000
December 2019 Call on Gold	$141.00	Jefferies	December 31, 2019	10,000	138,880,000	3,266,520	3,253,639

						8,810,813	7,643,639

Written options contracts outstanding as of September 30, 2019 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium $	Value $
WRITTEN CALL OPTIONS:
October 2019 Call on VIX	$23.00	Jefferies	October 19, 2019	(10,000)	16,240,000	(747,119)	(520,000)
November 2019 Call on VIX	$28.00	Jefferies	November 16, 2019	(10,000)	16,240,000	(832,369)	(790,000)
December 2019 Call on Gold	$151.00	Jefferies	December 31, 2019	(10,000)	138,880,000	(1,146,557)	(1,159,462)

						(2,726,045)	(2,469,462)

The Fund had the following futures contracts open at September 30, 2019:

Description	Expiration Date	Number of Contracts	Notional Value $	Unrealized Appreciation $	Value $
Short Futures:
S&P 500 Index E-MINI	December 23, 2019	(420)	(63,181,396)	632,896	632,896

The average amount of borrowing by the Fund on reverse repurchase agreements outstanding during the year ended September 30, 2019 was $6,610,143 at a weighted average interest rate of 3.52%.

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount $	Principal Amount $	Value $
Mizuho	Acis CLO, Ltd., Series 2014-3A, Class E, VAR LIBOR USD 3 Month+4.750%, 7.00%, 2/1/2026	3.34	9/16/2019	10/17/2019	2,274,523	4,000,000	2,268,000
Mizuho	Acis CLO, Ltd., Series 2014-4A, Class E, VAR LIBOR USD 3 Month+4.800%, 7.05%, 5/1/2026	3.34	9/16/2019	10/17/2019	1,386,476	2,500,000	1,382,500
Mizuho	Acis CLO, Ltd., Series 2014-4A, Class F, VAR LIBOR USD 3 Month+5.150%, 7.40%, 5/1/2026	3.44	9/16/2019	10/17/2019	1,588,692	4,000,000	1,584,000
Mizuho	Acis CLO, Ltd., Series 2014-5A, Class E1, VAR LIBOR USD 3 Month+6.520%, 8.77%, 11/1/2026	3.34	9/16/2019	10/17/2019	2,137,630	3,500,000	2,131,500
Mizuho	FREMF Mortgage Trust, Series 2019-KF60, Class C, VAR LIBOR USD 1 Month+6.000%, 8.09%, 2/25/2026	3.64	7/10/2019	10/10/2019	7,567,404	10,000,000	7,497,659

Total Reverse Repurchase Agreements						24,000,000	14,863,659

10	See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)

Other Abbreviations:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FREMF	Freddie Mac Multi-Family
MLP	Master Limited Partnership
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
Ltd.	Limited
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust
USD	United States Dollar
VAR	Variable Rate
VIX	Chicago Board Options Exchange Volatility Index

Annual Report	11

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2019	Highland Global Allocation Fund

($)
Assets
Investments, at value	358,481,202
Affiliated investments, at value (Note 10)	115,739,227

Total Investments, at value	474,220,429
Cash equivalents (Note 2)	207,028
Cash	819,346
Restricted Cash — Securities Sold Short and Written Options (Notes 2 and 3)	14,732,705
Restricted Cash — Futures (Note 3)	2,902,800
Foreign currency	2,139
Foreign tax reclaim receivable	133,553
Receivable for:
Investment sold	2,378,307
Dividends and interest	2,952,428
Fund shares sold	296,768
Variation Margin	341,985
Due from broker	325,226
Prepaid expenses and other assets	21,966

Total assets	499,334,680

Liabilities:
Notes payable (Note 6).	105,431,689
Securities sold short, at value (Notes 2 and 8)	75,275,689
Reverse repurchase agreements	14,863,659
Written options contracts, at value (Note 3)	2,469,462
Payable for:
Investments purchased	3,266,520
Investment advisory and administration fees (Note 7)	103,547
Dividends on securities sold short	10,082
Accounting services fees	129,968
Conversion costs (Note 2)	574,324
Custody fees	51,818
Trustees fees	25,142
Interest expense and commitment fee payable (Note 6)	343,632
Transfer agent fees	9,657
Reports to shareholders	106,940
Legal fees	100,000
Audit fees	320,000
Accrued expenses and other liabilities	88,366

Total liabilities	203,170,495

Commitments and Contingencies (Note 6)

Net Assets	296,164,185

Net Assets Consist of:
Paid-in capital	766,449,528
Total distributable loss	(470,285,343)

Net Assets	296,164,185

Investments, at cost	523,983,584
Affiliated investments, at cost (Note 10)	146,188,429
Cash equivalents, at cost (Note 2)	207,028
Foreign currency, at cost	3,595
Proceeds from securities sold short	36,519,093
Written option premiums received	2,726,045

Common Shares
Shares outstanding ($0.001 par value; unlimited shares authorized)	22,631,046
Net asset value, offering and redemption price per share	13.09

12	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended September 30, 2019	Highland Global Allocation Fund

($)
Investment Income:
Income:
Dividends from unaffiliated issuers	8,267,340
Dividends from affiliated issuers (Note 10)	4,025,617
Less: Foreign taxes withheld	(15,565)
Interest from unaffiliated issuers	7,827,423
Interest paid in-kind from affiliated issuers (Note 10)	1,983,791

Total income	22,088,606

Expenses:
Investment advisory (Note 7)	1,808,028
Accounting services fees	258,240
Distribution and shareholder service fees: (Note 7)
Class A	167,920
Class C	305,447
Transfer agent fees	310,688
Legal fees	874,799
Registration fees	40,057
Audit fees	457,759
Interest expense and commitment fees (Note 6)	5,463,717
Insurance	51,655
Trustees fees (Note 7)	95,648
Reports to shareholders	181,140
Custodian/wire agent fees	244,583
Dividends and fees on securities sold short (Note 2)	376,155
Conversion costs (Note 2)	440,999
Other	265,883

Total operating expenses before waiver and reimbursement	11,342,718
Less: Expenses waived or borne by the adviser and administrator	(417,999)

Net operating expenses	10,924,719

Net investment income	11,163,887

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments from unaffiliated issuers	(13,131,432)
Investments from affiliated issuers (Note 10)	4,476,582
Securities sold short (Note 2)	(9,814,480)
Written options contracts (Note 3)	2,278,943
Futures contracts (Note 3)	(3,218,996)
Foreign currency related transactions	(1,950,855)

Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(33,207,031)
Investments in affiliated issuers (Note 10)	7,664,907
Securities sold short (Note 2)	17,323,186
Written options contracts (Note 3)	256,583
Futures contracts (Note 3)	632,896
Foreign currency related translations	(20,885)

Net realized and unrealized gain (loss) on investments	(28,710,582)

Total decrease in net assets resulting from operations	(17,546,695)

See accompanying Notes to Consolidated Financial Statements.	13

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

Highland Global Allocation Fund

	Year Ended September 30, 2019 ($)	Year Ended September 30, 2018 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	11,163,887	17,536,785
Net realized (loss) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(21,360,238)	(102,577,315)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options and foreign currency transactions	(7,350,344)	117,503,929

Net increase (decrease) from operations	(17,546,695)	32,463,399

Distributions
Class A	—	(7,316,208)
Class C	—	(3,731,739)
Class Y	—	(5,219,394)
Shares of closed-end fund	(4,579,807)	—
Return of capital:
Class A	—	(3,365,442)
Class C	—	(1,716,593)
Class Y	—	(2,400,911)
Shares of closed-end fund	(12,388,348)	—

Total distributions	(16,968,155)	(23,750,287)

Increase (decrease) in net assets from operations and distributions	(34,514,850)	8,713,112

Share transactions:
Proceeds from sale of shares
Class A	946,370	11,238,288
Class C	234,777	12,139,685
Class Y	4,996,134	56,903,923
Value of distributions reinvested
Class A	—	9,920,585
Class C	—	4,222,201
Class Y	—	6,119,220
Shares of closed-end fund	2,237,339	—
Cost of shares redeemed
Class A	(23,498,679)	(90,127,788)
Class C	(16,412,456)	(80,655,298)
Class Y	(37,255,360)	(193,998,230)
Shares repurchased of closed-end fund (Note 1)	(12,190,006)	—
Reduction to redemptions (Note 7)	2,055,239	—

Net decrease from shares transactions	(78,886,642)	(264,237,414)

Total decrease in net assets	(113,401,492)	(255,524,302)

Net Assets
Beginning of year	409,565,677	665,089,979

End of year	296,164,185	409,565,677

14	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Global Allocation Fund

	Year Ended September 30, 2019	Year Ended September 30, 2018
CAPITAL STOCK ACTIVITY - SHARES*

Class A:
Shares sold	111,890	1,295,700
Issued for distribution reinvested	—	1,188,136
Shares redeemed	(2,775,549)	(10,712,388)
Shares converted in conversion (Note 1)	(11,645,203)	—

Net decrease in fund shares	(14,308,862)	(8,228,552)

Class C:
Shares sold	31,829	1,590,900
Issued for distribution reinvested	—	581,387
Shares redeemed	(2,232,995)	(11,034,420)
Shares converted in conversion (Note 1)	(5,075,831)	—

Net decrease in fund shares	(7,276,997)	(8,862,133)

Class Y:
Shares sold	485,184	5,462,086
Issued for distribution reinvested	—	609,362
Shares redeemed	(3,617,459)	(19,167,635)
Shares converted in conversion (Note 1)	(6,568,222)	—

Net decrease in fund shares	(9,700,497)	(13,096,187)

Shares of closed-end fund:
Issued for distribution reinvested	199,465	—
Shares redeemed	(857,675)	—
Shares converted in conversion (Note 1)	23,289,256	—

Net increase in fund shares	22,631,046	—

*

Capital stock activity prior to February 15, 2019 has been adjusted to give effect to an approximately 1 to 1.4217 reverse stock split as part of the conversion to a closed-end fund (Note 1). Distribution activity related to the A, C and Y share classes relates to the period from October 1, 2018 through February 15, 2019.

See accompanying Notes to Consolidated Financial Statements.	15

CONSOLIDATED STATEMENT OF CASH FLOWS

Year Ended September 30, 2019	Highland Global Allocation Fund

($)
Cash Flows Provided by Operating Activities:
Net decrease in net assets derived from investment operations	(17,546,695)

Adjustments to Reconcile Net Decrease in Net Assets to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(119,807,756)
Purchases of investment securities from affiliated issuers	(23,700,994)
Proceeds from disposition of investment securities from unaffiliated issuers	128,966,230
Proceeds from disposition of investment securities from affiliated issuers	81,249,336
Proceeds from sale of short-term portfolio investments, net	10,873,260
Purchases of securities sold short	(29,096,059)
Proceeds of securities sold short	7,485,204
Net proceeds received on written options contracts	5,004,988
Amortization of premiums	112,537
Net realized loss on investments from unaffiliated issuers	13,131,432
Net realized gain on investments from affiliated issuers	(4,476,582)
Net realized loss on securities sold short, written options contracts and foreign currency transactions	9,486,392
Net change in unrealized appreciation/(depreciation) on investments, affiliated investments, securities sold short, swap contracts, written options contracts and translation on assets and liabilities denominated in foreign currency	7,983,240
Increase in receivable for investments sold	(296,137)
Increase in receivable for dividends and interest	(310,038)
Increase in due from broker	(719)
Increase in receivable for variation margin	(341,985)
Increase in foreign tax reclaim receivable	(133,553)
Decrease in prepaid expenses and other assets	5,608,359
Decrease in due to custodian	(396,467)
Decrease in payable upon receipt of securities on loan	(155,000)
Increase in payable for investments purchased	2,546,987
Decrease in payables to related parties	(251,800)
Decrease in payable for transfer agent fees	(68,020)
Decrease in accrued dividends on short sales	(117,366)
Increase in payable for commitment fees	343,632
Increase in payable for custody fees	51,775
Decrease in payable for conversion costs	(934,084)
Decrease in accrued expenses and other liabilities	(864,666)

Net cash flow provided by operating activities	74,345,451

Cash Flows Received Used in Financing Activities:
Decrease in notes payable	(33,293,750)
Reverse repurchase agreements	14,863,659
Distributions paid in cash	(14,730,816)
Payments on shares redeemed	(89,079,890)
Proceeds from shares sold	6,154,487

Net cash flow used in financing activities	(116,086,310)

Effect of exchange rate changes on cash	(1,971,740)

Net decrease in cash	(43,712,599)

Cash, Restricted Cash, and Foreign Currency:
Beginning of year	62,169,589

End of year	18,456,990

Supplemental Disclosure of Cash Flow Information:
Reinvestment of distributions	2,237,339

Cash paid during the year for interest expense and commitment fees	5,463,717

Paid in-kind interest income	1,983,791

16	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

Highland Global Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019*‡	2018*‡	2017*‡	2016*‡	2015*‡

Net Asset Value, Beginning of Year	$14.63	$14.16	$14.12	$13.86	$17.36

Income from Investment Operations:

Net investment income(a)	0.30	0.54	1.11	1.22	0.55

Net realized and unrealized gain (loss)	(1.10)	0.56	(0.12)	0.03	(2.87)

Total from Investment Operations	(0.80)	1.10	0.99	1.25	(2.32)

Less Distributions Declared to shareholders:

From net investment income	(0.20)	(0.43)	(0.92)	(0.94)	(0.65)

From net realized gains	—	—	—	—	(0.53)

From return of capital	(0.54)	(0.20)	(0.03)	(0.05)	—

Total distributions declared to shareholders	(0.74)	(0.63)	(0.95)	(0.99)	(1.18)

Net Asset Value, End of Year(b)	$13.09	$14.63	$14.16	$14.12	$13.86

Total Return(b)(c)	(4.40)%	7.95%	7.01%	9.91%	(14.41)%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$296,164	$128,353	$254,539	$367,251	$775,238

Gross operating expenses(e)(f)	2.54%	2.38%	1.20%	1.11%	0.69%

Net investment income	2.11%	3.73%	7.59%	9.24%	3.16%

Portfolio turnover rate	28%	51%	66%	100%	108%

‡	Reflects the financial highlights of Class Y of the open-end fund prior to the conversion.
*	Per share data prior to February 15, 2019 has been adjusted to give effect to an approximately 1 to 1.4217 reverse stock split as part of the conversion to a closed-end fund. (Note 1)
(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(c)

Total return is based on market value per share for periods after February 15, 2019. Distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Prior to February 15, 2019, total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:
(f)	Includes dividends and fees on securities sold short.

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.45%	2.38%	1.19%	1.05%	0.69%

Interest expense and commitment fees	1.60%	1.02%	0.37%	0.11%	0.01%

Dividends and fees on securities sold short	0.11%	0.16%	0.05%	0.17%	0.03%

See accompanying Notes to Consolidated Financial Statements.	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2019	Highland Global Allocation Fund

Note 1. Organization

Highland Global Allocation Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. This report covers information for the year ended September 30, 2019.

On November 8, 2018, shareholders of the Fund approved a proposal authorizing the Board of Trustees (the “Board”) of the Fund to convert the fund from an open-end fund to a closed-end fund at a special meeting of shareholders. The Board took action to convert the Fund to a closed-end fund effective shortly after 4:00 p.m. Eastern Time on February 14, 2019 (the “Conversion Date”). The Fund also effected an approximately 1-for-1.4217 reverse stock split of the Fund’s issued and outstanding shares on February 14, 2019, thereby reducing the number of shares outstanding. Shareholders were paid cash for any fractional shares resulting from the reverse stock split. The Fund began listing its shares for trading on the New York Stock Exchange (the “NYSE”) on February 19, 2019 under the ticker symbol “HGLB”. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). Prior to the Conversion Date, the Fund issued Class A, Class C, and Class Y shares. The Fund incurred $1,949,407 in Conversion costs related to the fund conversion to a closed-end fund.

On August 3, 2018, the Board of the Fund authorized the repurchase of up to the lesser of $20 million or 5% of the Fund’s shares over a six-month period following conversion of the Fund from an open-end Fund to a closed-end fund. The Fund converted into a closed-end fund on February 13, 2019. Under this program, the Fund repurchased 853,870 shares through July, 2019, at an average price of $11.72, for a total investment of $10.0 million.

On August 20, 2019, the Board of the Fund approved an extension of the repurchase program for a period of six months up to an additional $20 million of the Fund’s shares.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P.

(“HCMFA” or the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Basis of Consolidation

The Fund consolidates Highland GAF Chemical Holdings, LLC (“GAF Chemical Holdings”), a Delaware wholly owned subsidiary, for financial reporting. GAF Chemical Holdings is used for commodity investment trading and its investments are included within the consolidated financial statements of the Fund. All inter-company accounts and transactions have been eliminated in the consolidation.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Global Allocation Fund

including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s consolidated financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for consolidated financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2019, the Fund’s investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, master limited partnerships, registered investment companies, cash equivalents, exchange-traded funds, rights, warrants, securities sold short, and collateralized loan obligations. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Global Allocation Fund

in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of September 30, 2019 is as follows:

	Total value at September 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Non-U.S. Equity
Communication Services	$6,898,786	$6,898,786	$—	$—
Consumer Discretionary	12,716,407	8,929,926	3,786,481	—
Consumer Staples	291,500	291,500	—	—
Energy	19,853,141	19,853,141	—	—
Financials	6,405,706	6,405,706	—	—
Healthcare	123,051	123,051	—	—
Industrials	8,544,061	8,544,061	—	—
Information Technology	9,989,102	9,989,102	—	—
Materials	2,538,690	2,538,690	—	—
Utilities	105,997,617	105,997,617	—	—
U.S. Equity
Chemicals	731,871	—	—	731,871
Communication Services	47,256,191	121,487	—	47,134,704
Consumer Discretionary	3,759,046	3,759,046	—	—
Financials	1,072,837	1,072,837	—	—
Healthcare	18,049,003	18,049,003	—	—
Information Technology	1,024,317	1,024,317	—	—
Materials	3,652,420	—	3,652,420	—
Real Estate	8,319,533	8,319,533	—	—
Non-U.S. Master Limited Partnerships
Energy	60,435,327	60,435,327	—	—
U.S. Senior Loans
Chemicals	1,088,107	—	—	1,088,107
Communication Services	14,336,849	—	—	14,336,849
Energy	17,939,468	—	17,939,468	—
Retail	1,370,364	—	1,370,364	—
Service	2,173,613	—	2,173,613	—
Utilities	259,072	—	259,072	—
Non-U.S. Government Bond
Sovereign	25,078,750	—	25,078,750	—
U.S. LLC Interest	15,207,664	—	—	15,207,664
U.S. Preferred Stock
Financials	4,035,559	—	4,035,559	—
Real Estate	7,738,392	—	7,738,392	—

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Global Allocation Fund

	Total value at September 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Non-U.S. Asset-Backed Securities	$10,574,913	$—	$10,438,191	$136,722
U.S. Agency Collateralized Mortgage Obligation	9,984,739	—	9,984,739	—
Non-U.S. Corporate Bonds & Notes
Communication Services	976,835	—	976,835	—
Energy	2,558,772	—	45	2,558,727
Utilities	4,087,430	—	4,087,430	—
Non-U.S. Purchased Options	7,643,639	7,643,639	—	—
U.S. Rights
Utilities	6,996,052	—	6,996,052	—
Non-U.S. Senior Loan
Communication Services	1,120,913	—	1,120,913	—
U.S. Corporate Bonds & Notes
Information Technology(1)	—	—	—	—
Real Estate	283,000	—	283,000	—
Utilities	824,429	—	824,429	—
U.S. Warrants
Financials	314	314	—	—
Healthcare	187,883	—	—	187,883
Non-U.S. Warrants
Communication Services	16,185	16,185	—	—
Industrials	289,883	—	289,883	—
Information Technology	40,679	40,679	—	—
Non-U.S. Registered Investment Companies	21,748,319	18,265,238	—	3,483,081
U.S. Cash Equivalent	207,028	207,028	—	—
Other Financial Instruments
Short Futures	632,896	632,896	—	—

Total Assets	475,060,353	289,159,109	101,035,636	84,865,608

Liabilities
Securities Sold Short
U.S. Exchange-Traded Fund	(1,419,585)	(1,419,585)	—	—
U.S. Equity
Communication Services	(18,639,733)	(18,639,733)	—	—
Consumer Discretionary	(1,568,292)	(1,568,292)	—	—
Healthcare	(34,760,754)	(34,760,754)	—	—
Non-U.S. Equity
Communication Services	(3,728,000)	(3,728,000)	—	—
Energy	(4,177,725)	(4,177,725)	—	—
Healthcare	(10,981,600)	(10,981,600)	—	—
Other Financial Instruments
Written Options	(2,469,462)	(2,469,462)	—	—

Total Liabilities	(77,745,151)	(77,745,151)	—	—

Total	$397,315,202	$211,413,958	$101,035,636	$84,865,608

(1)	This category includes securities with a value of zero.

Annual Report	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Global Allocation Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended September 30, 2019.

	Balance as of September 30, 2018	Transfers Into Level 3	Transfers Out of Level 3	Accrued Discounts (Premiums)	Realized Gains/ (Losses)	Net Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Balance as of September 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2019
U.S. Equity
Chemicals	$1,296,206	$—	$—	$—	$—	$(564,335)	$—	$—	$731,871	$(564,335)
Communication Services	64,277,652	—	—	—	4,155,617	1,658,285	—	(22,956,850)	47,134,704	1,658,285
Media	2,127,254	—	—	—	—	11,041,979	—	(13,169,233)	—	—
U.S. Senior Loans
Chemicals	1,060,993	—	—	27,904	—	(790)	—	—	1,088,107	(790)
Communication Services	52,268,596	—	—	22,837	(48,061)	37,701	2,015,776	(39,960,000)	14,336,849	37,701
U.S. LLC Interest	—	—	—	—	—	207,664	15,000,000	—	15,207,664	207,664
Non-U.S. Asset-Backed Security	117,574	—	—	(715)	—	19,863	—	—	136,722	19,863
Non-U.S. Corporate Bonds & Notes
Energy	2,558,727	—	—	—	—	—	—	—	2,558,727	—
U.S. Warrants
Healthcare	201,754	—	—	—	—	(13,871)	—	—	187,883	(13,871)
Non-U.S. Warrants
Information Technology	199,521	—	(107,509)	—	—	(92,012)	—	—	—	—
Non-U.S. Registered Investment Company	2,966,972	—	—	—	—	516,109	—	—	3,483,081	516,109

Total	$127,075,249	$—	$(107,509)	$50,026	$4,107,556	$12,810,593	$17,015,776	$(76,086,083)	$84,865,608	1,860,626

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments for the year ended September 30, 2019, there were no transfers between Levels.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 9/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s)
U.S. Equity	$47,866,575	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.12 - $0.95
			Risk Discount	55.2% - 59.8%
			LTM EBITDA Multiple	6.83x
			Liquidity Discount	10%
			Size Adjustment	10%
		Discounted Cash Flow	Discount Rate	15%
		Transaction Indication Of Value	Enterprise Value ($mm)	$365.00 -$771.00

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Global Allocation Fund

Category	Market Value at 9/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s)
U.S. Senior Loans	15,424,956	Discounted Cash Flow	Discount Rate	11.1%
			Spread Adjustment	0.1%
		Debt-Loan Spread	Adjusted Yield	9.56% - 14.83%
			Swap Rate	1.50% -1.64%
LLC Interest	15,207,664	Discounted Cash Flow	Discount Rate	2.46% -4.54%
Registered Investment Companies	3,483,081	Net Asset Value	N/A	N/A
Corporate Bonds & Notes	2,558,727	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
Warrants	187,883	Black-Scholes Model	Annualized Volatility	64.4%
Asset-Backed Securities	136,722	Discounted Cash Flow	Discount Rate	20.9%

Total	$84,865,608

In addition to the unobservable inputs utilized for various valuation methodologies, the Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 10% to as high as 55% as of September 30, 2019. The selection of weightings is an inherently subjective process, dependent on professional judgment. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: adjusted yield, swap rate, discount rate and spread adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, risk discount, illiquidity discount, discount rate and size adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both consolidated financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes,

except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the call date, while amortization of premium on taxable bonds and loans is computed to the call or maturity date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible

Annual Report	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Global Allocation Fund

that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund declares and pays investment income distributions quarterly. The Fund typically declares and pays distributions from net realized capital gains in excess of capital loss carryforwards annually.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Consolidated Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Consolidated Investment Portfolio. Cash held as collateral for securities sold short is classified as restricted cash on the Consolidated Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $17,668,451 was held with the broker for the Fund. Additionally, securities valued at $110,028,333 were posted in the Fund’s segregated account for collateral for short sales, written option contracts, and secured credit facility.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Conversion Costs

In conjunction with the shareholder proposal to convert the Fund from an open-end fund to a closed-end fund (see Note 14), the Fund has incurred legal fees and other fees in preparation of this conversion. These conversion costs include both actual and estimated fees, and are included in the Consolidated Statement of Operations as conversion fees.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all

24	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Global Allocation Fund

traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

During the year ended September 30, 2019, the Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for futures contracts is shown on the Consolidated Statement of Assets and Liabilities as “Restricted Cash — Futures.”

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the year ended September 30, 2019, the Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of the Fund.

Additional Derivative Information

The Fund follows adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund discloses a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover its net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a

Annual Report	25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Global Allocation Fund

stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported in restricted cash on the Consolidated Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended September 30, 2019, is as follows:

	Net Realized Gain (Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest Rate Risk	447,653	(1)	(160,650	)(4)
Equity Price Risk	(2,149,803	)(1)(2)(3)	(91,259	)(4)(5)(6)
Commodity Risk	—		(25,786	)(4)(6)

(1)	Consolidated Statement of Operations location: Realized gain (loss) on written options contracts.
(2)	Consolidated Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers. Purchased options only.
(3)	Consolidated Statement of Operations location: Realized gain (loss) on futures contracts.
(4)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) on investments. Purchased options only.
(5)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) on futures contracts.
(6)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) on written options.

The average monthly volume of derivative activity for the year ended September 30, 2019, is as follows:

	Units/ Contracts	Appreciation/ (Depreciation)
Futures Contracts(1)	194	$(379,631)
Purchased Options Contracts	17,662	—
Written Options Contracts	7,597	—

(1)	Futures Contracts average monthly volume is calculated using Appreciation/(Depreciation).

Note 4. Securities Lending

Effective April 4, 2019, HCMFA entered into a custody agreement with Bank of New York Mellon (“BNY”). Prior to April 4, 2019, State Street Bank and Trust Company (“State Street”) served as the custodian to the Fund.

As of September 30, 2019, the Fund did not participate in securities lending transactions with BNY.

Prior to April 4, 2019, the Fund could seek additional income by making secured loans of its portfolio securities through its prior custodian, State Street. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. State Street would charge a fund fees based on a percentage of the securities lending income.

The Fund would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, State Street would reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to Securities Loan Agreements (“SLA”), which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities

26	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Global Allocation Fund

loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by State Street. State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund. The calculation of net investment income per share in the Consolidated Financial Highlights table excludes these adjustments.

As of September 30, 2019, permanent differences chiefly resulting from foreign currency gains and losses, return of capital distributions from real estate investment trusts, capital gain distributions from other RICs, paydown gains and losses, partnership basis adjustments, defaulted bonds, elimination of subsidiary transactions, tax treatment of reorganization expense and capitalized dividends on short sales were identified and reclassified among the components of the Fund’s net assets as follows:

Distributable Earnings (Loss)	Paid-in- Capital
$4,862,699	$(4,862,699)

At September 30, 2019, the most recent tax year-end, components of distributable earnings on a tax basis is as follows:

Undistributed Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Other Temporary Differences	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)
$—	$—	$—	$—	$(229,922,340)	$(240,363,003)

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. As of September 30, 2019, the most recent tax year end, the Fund has capital loss carryovers as indicated below.

No Expiration Short-Term	No Expiration Long-Term	Total
$106,122,225	$123,800,115	$229,922,340

The tax character of distributions paid during the years ended September 30, 2019 and September 30, 2018 were as follows:

		Distributions Paid From:
	Exempt Interest	Ordinary Income(1)	Long-Term Capital Gains	Return of Capital(2)
2019	$—	$4,579,807	$—	$12,388,348
2018	—	16,267,341	—	7,482,946

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Additional Information will be distributed on Form 1099 at the end of the calendar year.

Annual Report	27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Global Allocation Fund

Unrealized appreciation and depreciation at September 30, 2019, based on cost of investments for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
$18,545,175	$(258,908,178)	$(240,363,003)	$677,197,027

For Federal income tax purposes, the cost of investments owned at September 30, 2019 were different from amounts reported for financial reporting purposes primarily due to investments in partnership, REIT, securities sold short, options, futures, defaulted bonds, other securities and deferred wash sale losses.

Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2019 through September 30, 2019. For the fiscal year ended September 30, 2019, the Funds elected to defer the following losses:

Realized Capital Losses	Ordinary Losses
$—	$—

Note 6. Credit Agreement

On January 10, 2018, the Fund entered into a financing arrangement (the “Financing Arrangement”) with BNP Paribas Prime Brokerage International, Ltd., BNP Prime Brokerage, Inc., acting through its New York Branch, and BNP Paribas (together, the “BNPP Entities”). Under the Financing Agreement, the BNPP Entities may make margin loans to the Fund at rates ranging from 1 month LIBOR + 0.50% to 1 month LIBOR + 0.80%. The Financing Arrangement may be terminated by either the Fund or the BNPP Entities with 30 days’ notice. At September 30, 2019, current outstanding and fair value amounts were $105,431,689 and $105,484,360, respectively. The fair value was estimated based off discounting cash flows owed using a discount rate of 0.50% over the five month risk-free rate. The Fund’s average daily balance was $120,248,041 at a weighted average interest rate of 3.15% for the days outstanding.

On March 25, 2019, the Fund entered into an agreement with Mizuho Securities USA, LLC (“Mizuho Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

Note 7. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Administration Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Fund’s contractual advisory fee with Highland for the year ended September 30, 2019 was 0.40%.

On behalf of the Fund, the Trust has entered into an administration agreement with SEI Investments Global Funds Services (“SEI”), a wholly owned subsidiary of SEI Investments Company, and pays SEI a fee for administration services. The Investment Adviser generally assists in all aspects of the Fund’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to their distribution plans under Rule 12b-1 under the 1940 Act, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.90% of average daily net assets attributable to any class of the Fund the “Expense Cap”. The Expense Cap expired on January 31, 2019.

Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement

28	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Global Allocation Fund

Additionally, the Funds may invest in securities issued by other investment companies, including investment companies that are advised by the Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, and exchange-traded funds (“ETFs”). Fees and expenses of such investments will be borne by shareholders of the investing Fund, and the Adviser voluntarily waives the higher of the two fees for the portion of the Fund’s investment advisory fee attributable to its investment in the affiliated investment company.

On September 30, 2019, the amounts subject to possible future recoupment under the Fund’s expense limitations were as follows:

Expiring during Fiscal Years Ending September 30,
2020	2021	2022
$—	$—	$417,999

During the year ended September 30, 2019, the Investment Adviser did not recoup any fees previously waived or reimbursed, and $660,281 of fees previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expired. No other amounts expired or were recouped from the Funds during the year ended year ended September 30, 2019.

Other Transactions with the Investment Adviser

Various transactions occurred related to the valuation correction of the Fund’s investment in equity issued by TerreStar Corporation. Subsequent to September 30, 2018, a valuation correction was made, affecting the value of the individual position between March 2018 through January 2019 and, as a result, other Fund calculations and shareholder payments that occurred during that period. The Fund’s former Transfer Agent was engaged to assess the extent and impact of the errors and process the payments owed to shareholders for subscription overpayments. As of September 30, 2019, the Fund has received payments of approximately $7.7 million from the Adviser for: overpayments made by the Fund on redemption payments to shareholders resulting from the valuation correction; amounts owed to certain shareholders for subscription overpayments resulting from the valuation correction; and interest on these amounts. Prior to year-end, the Fund wired approximately $1.6 million of the amount received from the Adviser to the Fund’s former Transfer Agent to process and distribute amounts owed to affected shareholders. During the period ended September 30, 2018, the net increase in net assets of the Fund as a result of the amount received from the Adviser, less the amount distributed to the Fund’s former Transfer Agent was $4.0 million. This amount is reflected as a reduction to redemptions paid on the Statement of Changes in Net Assets for the year ended September 30, 2018. The net increase in the Fund’s net assets for the period ended September 30, 2019 is $2.1 million and is reflected as a net reduction to redemptions paid on the Consolidated Statement of Changes in Net Assets. The Adviser will continue to pay any fees resulting from the services (e.g. tax reporting, FATCA documentation, etc.) performed by the former Transfer Agent. Additionally, advisory fees that were previously paid to the Adviser and attributable to the overstated net assets relating to this matter were returned to the Fund. As of September 30, 2019, no additional amounts are owed to the Fund relating to this matter. All daily NAVs published between March 2018 and January 2019 that were materially affected by the valuation correction will be restated after the completion of the Fund’s annual audit.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Effective December 4, 2015, Mr. Powell resigned from his position with the Investment Adviser. Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Distribution and Shareholder Service Fees

Prior to the Conversion Date, the Fund has a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan required the payment of a monthly service fee to NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc.) (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A, and Class C shares of the Fund. The Plan also required the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class C shares. Class Y shares were not subject to a 12b-1 fee.

The Underwriter received $1,512 of front-end sales charges from the sale of Class A shares of the Fund during the year ended September 30, 2019.

After the Conversion Date, the Fund was no longer subject to 12b-1 fees.

Annual Report	29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Global Allocation Fund

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater NAV fluctuation than if the Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. A Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a regulated investment company, and its strategy may bear adversely on its ability to so qualify.

Illiquid and Restricted Securities Risk

Certain investments made by the Fund are, and others may be, illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the

30	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Global Allocation Fund

securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased. A high percentage of illiquid securities in a Fund creates a risk that such a Fund may not be able to redeem its shares without causing significant dilution to remaining shareholders.

Master Limited Partnership (“MLP”) Risk

Master Limited Partnership Risk is the risk of investing in MLP units, which involves some risks that differ from an investment in the equity securities of a company. The Fund may hold a significant investment in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally, a sustained reduced demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows, and changes in the regulatory environment could adversely affect the profitability of MLPs.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Company invests cannot yet be determined.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Non-U.S. Securities Risk

The Fund may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any

Annual Report	31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Global Allocation Fund

appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Valuation Risk

Certain of the Fund’s assets are fair valued, including the Fund’s primary illiquid asset, TerreStar. TerreStar is a non-operating company that does not currently generate revenue and which primarily derives its value from two spectrum frequencies, the license with respect to one of which was terminated by the FCC and is being contested by TerreStar on technical and public policy grounds. TerreStar currently anticipates such contest may take between 12 to 30 months and expects deployment of its other spectrum asset to require a similar period of time. If TerreStar is ultimately unsuccessful in its efforts, the terminated license would not be reinstated and the value of the TerreStar equity would likely be materially negatively impacted. The fair valuation of TerreStar involves uncertainty as it is materially dependent on these estimates.

With regard to the likelihood of TerreStar regaining the terminated license, the Investment Adviser assigned a high probability of success, based in part in consultation with outside experts.

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended September 30, 2019, were as follows:

U.S. Government Securities		Other Securities
Purchases	Sales	Purchases	Sales
$—	$—	$142,928,822	$211,519,592

Note 10. Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of September 30, 2019:

Issuer	Shares at September 30, 2018	Beginning Value as of September 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2019	Shares at September 30, 2019	Affiliated Income
Other Affiliates
TerreStar Corp. (U.S. Equity)	235,122	$64,277,652	$—	$(22,956,849)	$4,155,617	$1,658,284	$47,134,704	169,531	$—
Gambier Bay LLC (U.S. Equity)	16,054,749	2,127,254	—	(13,169,233)	—	11,041,979	—	—	—
NexPoint Residential Trust (U.S. Equity)	—	—	2,002,735	—	—	892,270	2,895,005	61,912	19,785
TerreStar Corp. (U.S. Senior Loans)	52,320,917	52,268,596	2,014,796	(39,960,000)	(48,061)	61,518	14,336,849	14,336,849	1,983,791
Highland Energy MLP Fund (Master Limited Partnerships)	4,629,572	16,897,938	1,602,618	—	—	(4,084,870)	14,415,686	5,166,913	1,602,618
SFR WLIF I, LLC (U.S. LLC Interest)	—	—	6,773,494	—	—	144,953	6,918,447	6,773,494	—

32	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Global Allocation Fund

Issuer	Shares at September 30, 2018	Beginning Value as of September 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2019	Shares at September 30, 2019	Affiliated Income
SFR WLIF II, LLC (U.S. LLC Interest)	—	$—	$4,437,497	$—	$—	$99,844	$4,537,341	4,437,497	$—
SFR WLIF III, LLC (U.S. LLC Interest)	—	—	3,789,008	—	—	(37,132)	3,751,876	3,789,008	—
BB Votorantim Highland Infrastructure LLC (Registered Investment Companies)	10,000	2,966,972	—	—	—	516,109	3,483,081	10,000	—
Highland Merger Arbitrage Fund (Registered Investment Companies)	688,774	14,725,982	1,582,386	(5,023,875)	369,026	(1,208,110)	10,445,409	544,599	1,558,511
Highland Global Allocation Fund (Registered Investment Companies)	—	—	1,000	—	—	—	1,000	100	72,218
NexPoint Strategic Opportunities Fund (Registered Investment Companies)	351,861	7,881,686	1,497,460	(139,379)	—	(1,419,938)	7,819,829	436,131	772,485

Total	74,290,995	$161,146,080	$23,700,994	$(81,249,336)	$4,476,582	$7,664,907	$115,739,227	$35,726,034	$6,009,408

Note 11. Regulatory Matters

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Consolidated Statements of Changes in Net Assets. The amounts presented in the current Consolidated Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

Note 12. New Accounting Pronouncements

In November 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows to explain the change during the period in the total of cash, restricted cash and cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for

Annual Report	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Global Allocation Fund

fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and effective April 1, 2018, the Fund no longer reports the change in restricted cash and cash equivalents in the operating and investing sections in our Consolidated Statement of Cash Flows. Restricted cash and cash equivalents are now included in the beginning and end of the period cash and cash equivalents on the Consolidated Statement of Cash Flows. These changes have been applied using a retrospective transition method to each period presented.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Fund’s consolidated financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s consolidated financial statements.

In February 2018, the FASB issued Accounting Standards Update 2018-03, Technical Corrections and Improvements to Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update provide a variety of technical corrections and improvements to how entities should account for financial instruments. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years beginning after June 15, 2018. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Fund’s consolidated financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for consolidated financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the consolidated financial statements and disclosures.

Note 13. Legal Matters

The Fund received a shareholder demand letter dated March 1, 2018, from an individual purporting to be a share-holder of the Fund (the “Demand Letter”). The Demand Letter alleges that the current and former Board breached their fiduciary duties, and the Investment Adviser breached its advisory agreement, in relation to the Fund’s investment in shares of an affiliated mutual fund, the Highland Energy MLP Fund (also a series of the Trust). The Fund holds $15.5 million (or 61.5%) of the Highland Energy MLP Fund. Upon receipt of the Demand Letter, the Board formed a Demand Review Committee (“DRC”) comprised entirely of independent trustees to investigate these claims and to make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Fund. Aided by independent counsel to the committee, the DRC engaged in a thorough and detailed review of the allegations contained in the Demand Letter. Upon completion of its evaluation, the DRC recommended that the Fund’s independent trustees, who represent a majority of the Board, reject the demand specified in the shareholder Demand Letter.

After considering the report of the DRC, the independent trustees unanimously agreed and rejected the demand, noting that the Demand Letter contained material factual errors and incorrect assumptions, and the proposed suit was meritless and should not be pursued. A copy of the report was provided to the purported shareholder and her counsel.

Notwithstanding the foregoing, the purported shareholder (the “Plaintiff”) filed a shareholder derivative suit against the Fund, certain members of the Board and the Investment Adviser on September 5, 2018 (the “Shareholder Litigation”). Based on the extensive pre-suit investigation and the resulting report, the Fund, Board and Investment Adviser believe the claims made in the Shareholder Litigation are without merit and intend to vigorously defend against them. The case is Lanotte v. Highland Global Allocation Fund et al, 3:18-cv-02360, U.S. District Court for the Northern District of Texas (Dallas). The Demand Letter and the Shareholder Litigation are not related to the Proposals and do not alter the intention of the Fund and the Investment Adviser to redomicile the Fund and convert the Fund into a closed-end fund.

34	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

September 30, 2019	Highland Global Allocation Fund

The Investment Adviser (HCMFA) is affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser. On October 16, 2019, HCMLP filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the District of Delaware. The Investment Adviser (HCMFA) is not a party to HCMLP’s bankruptcy filing. Investment Adviser (HCMFA) is a party to a shared services arrangement with HCMLP. Under this arrangement, the Investment Adviser (HCMFA) may utilize employees from HCMLP in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. The Investment Adviser (HCMFA) does not expect HCMLP’s bankruptcy filings to impact its provision of services to the Fund at this time.

Note 14. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings). Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding	% of Asset Coverage of Indebtedness
9/30/2019	120,295,348	346.2
9/30/2018	138,725,439	395.2
9/30/2017	—	—
9/30/2016	40,000,000	2,414.9
9/30/2015	—	—
9/30/2014	—	—
9/30/2013	—	—
9/30/2012	—	—
9/30/2011	—	—
9/30/2010	—	—
9/30/2009	—	—

Note 15. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these consolidated financial statements and accompanying notes.

Annual Report	35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Highland Global Allocation Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, of Highland Global Allocation Fund (hereafter referred to as the “Fund”), as of September 30, 2019, the related consolidated statements of operations and cash flows for the year ended September 30, 2019, the consolidated statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the consolidated financial highlights for each of the two years in the period ended September 30, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the two years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2017 and the financial highlights for each of the periods ended on or prior to September 30, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 28, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Dallas, Texas

November 27, 2019

We have served as the auditor of one or more investment companies of Highland Capital Management Fund Advisors, L.P. and its affiliates since 2004.

36	Annual Report

ADDITIONAL INFORMATION (unaudited)

September 30, 2019	Highland Global Allocation Fund

Tax Information

For shareholders that do not have a September 30, 2019 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2019 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended September 30, 2019, the Fund is designating the following items with regard to earnings for the year.

Return of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distribution	Total Distribution
72.46%	0.00%	27.54%	100.00%

Dividends Received Deduction(1)	Qualified Dividend Income(2)	Interest Related Dividends(3)	Short-Term Capital Gain Dividends(4)	Qualifying Business Income(5)
100.00%	100.00%	41.02%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(4)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for the common shares of the Fund will be automatically paid in the form of, or reinvested by Maxim Group (“Maxim Group” or the “Plan Agent”) in, newly issued common shares of the Fund. If you are a registered owner of common shares and elect not to participate in the Plan, you will receive all dividends or other distributions (together, a “dividend”) in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by Maxim Group, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting Maxim Group, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional shares of the Fund for you.

The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in newly issued common shares. The common shares will be acquired by the Plan Agent through receipt of additional unissued but authorized common shares from the Fund. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per common share determined on the declaration date and (ii) the market price per common share as of the close of regular trading on the NYSE on the declaration date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders

Annual Report	37

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Global Allocation Fund

for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends will not relieve participants of any tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to U.S. federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. See “Tax Matters.”

There will be no brokerage charges with respect to common shares issued directly by the Fund. Participants who request a sale of shares through the Plan Agent pay a brokerage commission of $0.04 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan, as well as requests for additional information about the Plan, should be directed to the Plan Agent:

For transaction processing: Maxim Group LLC New York, New York 405 Lexington Avenue 2nd Floor, New York, 10174	For inquires: Global Shares 111 Town Square Place, Suite 1401, Jersey City, NJ 07310 732-256-1005

Change in Non-Fundamental Investment Restriction

On September 19, 2019, the Fund’s Board of Trustees approved the elimination of one of the Fund’s non-fundamental investment restrictions, which had previously prevented the Fund from investing in companies for the purpose of exercising control or management. As a non-fundamental policy, the deletion of this restriction did not require the approval of shareholders and was effective upon its adoption by the Board.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period April 1, 2019 through September 30, 2019, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 04/01/19	Ending Account Value 09/30/19	Annualized Expense Ratios	Expenses Paid During Period(1)
Actual Fund Return
$1,000.00	$1,022.90	1.84%	$9.28
Hypothetical 5% Return (before expenses)
$1,000.00	$1,015.80	1.84%	$9.25

38	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Global Allocation Fund

(1)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/365).

Approval of Highland Funds II Investment Advisory Agreement (Highland Global Allocation Fund)

The Fund has retained the Investment Adviser to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Advisory Agreement”). The Advisory Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees. The Advisory Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

During a telephonic meeting held on August 15, 2019, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Agreement for a one-year period commencing November 1, 2019 with respect to the Fund. The primary objective of the meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Agreement, and to request any additional information they considered reasonably necessary for their deliberations.

At an in-person meeting held on September 19-20, 2019, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2019. As part of its review process, the Board requested, through its independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and on the anticipated profitability of the Advisory Agreement to the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements for portfolio managers; (3) information on internal compliance procedures of the Investment Adviser, including policies and procedures for personal securities transactions and with respect to cybersecurity, business continuity and disaster recovery; (4) comparative information showing how the Fund’s fees and expenses compare to those of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to those of the Fund, if any; (5) information regarding the investment performance of other accounts managed by the Investment Adviser that follow investment strategies similar to the Fund, if any; (6) premium and discount information with respect to the Fund; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser or its affiliates. In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent source of investment company data, relating to the Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”).

The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at periodic meetings of the Board of Trustees over the course of the year with respect to the services provided by the Investment Adviser to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Fund. The information received and considered by the Board of Trustees in connection with the September 19-20, 2019 meeting and throughout the year was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Advisory Agreement, the detailed information provided by the Investment Adviser and other relevant information and factors. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board of Trustees’ conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees were advised by and met in executive

Annual Report	39

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Global Allocation Fund

sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Advisory Agreement, including prior to the September 19-20, 2019 meeting.

The nature, extent, and quality of the services to be provided by the Investment Adviser. The Board considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board discussed the relevant experience and qualifications of the personnel who would provide advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser, including with respect to liquidity management. The Board also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board also considered the Investment Adviser’s risk management processes. The Board of Trustees took into account the terms of the Advisory Agreement and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund. The Board of Trustees also took into account that the scope of services provided by the Investment Adviser and the undertakings required of the Investment Adviser in connection with those services, including maintaining and monitoring its own and the Fund’s compliance program, had expanded over time as a result of regulatory, market and other developments. The Board of Trustees also considered the quality of the Investment Adviser’s compliance oversight program with respect to the Fund’s service providers. The Board of Trustees also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services that are provided to the Fund and its shareholders by the Investment Adviser and its affiliates. The Board also considered the significant risks assumed by the Investment Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board of Trustees also noted various cost-savings initiatives that had been implemented by the Adviser with respect to the Fund and the other funds in the Highland complex over the years.

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Fund’s Chief

Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports during the preceding year and in past years.

The Board took into account the Investment Adviser’s risk assessment, monitoring process and regulatory history. The Board concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services supported the approval of the Advisory Agreement.

The Investment Adviser’s historical performance. In considering the Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the performance of the Fund and considered the relative performance of the Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices. Among other data, the Board of Trustees also received data with respect to the Fund’s leverage and distribution rates as compared to its peer group. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the Morningstar category in which the Fund was placed for comparative purposes, including any differences between the Fund’s investment strategy and the strategy of the funds in the Fund’s respective category, as well as compared to the peer group selected by FUSE.

Among other data relating specifically to the Fund’s performance, the Board took note of the Fund’s conversion from an open-end to a closed-end structure. The Board considered that the Fund trailed its benchmark, the FTSE All World TR USD Index for the one-, three-, five- and ten-year periods ended June 30, 2019. The Board further considered that the Fund had underperformed its peer group median for the three-, five- and ten-year periods ended June 30, 2019 and had outperformed its peer group median for the one-year

40	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Global Allocation Fund

period ended June 30, 2019. The Board of Trustees also took into account management’s discussion of the Fund’s underperformance, including a discussion of certain of the Fund’ holdings and plans to improve Fund performance. The Board also took into account information about the Fund’s discount/premium ranking relative to other peers and actions taken to address the Fund’s discount.

The Board of Trustees concluded that the Fund’s overall performance and other relevant factors, including the Adviser’s actions to address any underperformance, supported the continuation of the Agreement with respect to the Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund. The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incur in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under separate agreements and whether such fees are appropriate. The Board of Trustees took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets.

Among other data, the Board of Trustees noted that the net management fee (including administrative fees) of the Fund was below the median of its peer group. The Board also noted that the total net expenses as a percentage of average managed assets of the Fund are above the median of its peer group. The Board of Trustees took into account management’s discussion of the Fund’s expenses and also took into consideration the amounts waived and/or reimbursed by the Investment Adviser in the prior year and in years past with respect to the Fund.

The Board of Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the

Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and the Fund.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with the Fund was not excessive. The Trustees also took into consideration the amounts waived and/or reimbursed, if any, where expense caps or advisory fee waivers had been implemented.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board considered the effective fee under the Advisory Agreement for the Fund as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Fund grow. The Board noted that the advisory fee for the Fund did not have breakpoints. The Board considered the Investment Adviser’s discussion of the Fund’s advisory fee structure. The Board of Trustees also noted that the Investment Adviser had reimbursed and/or waived expenses with respect to the Fund over the years. The Board also noted that the Fund’s contractual advisory fee was lower than its peer universe at all asset levels. The Board of Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of the Fund on the other.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser proposes to provide, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Annual Report	41

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Global Allocation Fund

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Retired.	23	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

42	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Global Allocation Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; and Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	23	Manager of Turtle Bay Resort, LLC (August 2011 — December 2018); Manager of American Home Patient (November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	President and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Highland Funds Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.	23	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

Annual Report	43

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Global Allocation Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 1991 until retirement in 2014.	23	Director of Equity Metrix, LLC	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

44	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Global Allocation Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

Dustin Norris (1/6/1984)	Trustee	Indefinite Term; Trustee since February 2018; Executive Vice President since April 2019	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc.) since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Secretary of HFRO, GAF, HFI and HFII from October 2017 until April 2019; Assistant Secretary of HFRO and GAF II from August 2017 to October 2017; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Secretary of NHF from December 2015 until April 2019; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of the BDC from 2014 until April 2019; and Secretary of the Interval Funds from March 2016 until April 2019.	23	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as an officer of the Highland Funds Complex since 2012.

Annual Report	45

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Global Allocation Fund

Trustees and Officers

1

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

2

The “Highland Fund Complex” consists of NHF, each series of HFI, each series of HFII, HFRO, GAF, the Interval Funds, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

3

Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of September 30, 2019, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $230,000 from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $450,000-$550,000 annually. Additionally, an investment adviser controlled by Mr. Honis has entered into a shared services arrangement with an affiliate of the Adviser, pursuant to which the affiliate provides back office support in exchange for approximately $50,000 per quarter. The affiliated adviser was paid $147,000 and $208,000 in 2017 and 2018, respectively. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

4	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017. Principal Executive Officer since February 2018.	Partner and Chief Financial Officer of HCM; Treasurer of the Highland Funds Complex since May 2015.

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since March 2017.	Chief Accounting Officer at HCM; Assistant Treasurer of the Highland Funds Complex since March 2017.

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since September 2015.	Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Highland Funds Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

46	Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

September 30, 2019	Highland Global Allocation Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Dustin Norris (1/6/1984)	Executive Vice President; Trustee	Indefinite Term; Executive Vice President since April 2019; Trustee since February 2018	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Officer of the Highland Funds Complex since November 2012.

Lauren Thedford (1/7/1989)	Secretary since April 2019	Indefinite Term: Secretary since April 2019	Associate General Counsel at HCM since September 2017; In-House Counsel at HCM from January 2015 until September 2017; Secretary of the Highland Funds Complex since April 2019; member of the AT&T Performance Arts Center, Education and Community Committee since March 2019.

Annual Report	47

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Underwriter

NexPoint Securities, Inc.

300 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2121 N. Pearl Street, Suite 2000

Dallas, TX 75201

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of Highland Global Allocation Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended September 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Fund’s Trustees and are available upon request without charge by calling 1-877-665-1287.

48	Annual Report

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American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Highland Global Allocation Fund	Annual Report, September 30, 2019

www.highlandfunds.com	HFII-GAF-AR-09/19

Item 2.	Code of Ethics.

(a)

Highland Global Allocation Fund (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the U.S. Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $320,000 for the fiscal year ended September 30, 2018 and $370,000 for the fiscal year ended September 30, 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $399,500 for the fiscal year ended September 30, 2018 and $370,000 for the fiscal year ended September 30, 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $20,000 for the fiscal year ended September 30, 2018 and $36,000 for the fiscal year ended September 30, 2019. The nature of the services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended September 30, 2018 and $0 for the fiscal year ended September 30, 2019.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee shall:

(a) have direct responsibility for the appointment, compensation, retention and oversight of the Registrant’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Registrant and all non-audit services to be provided by the independent auditors to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; and

(c) establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d) review and consider whether the independent auditors’ provision of any non-audit services to the Registrant, the Registrant’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $20,000 for the fiscal year ended September 30, 2018 and $36,000 for the fiscal year ended September 30, 2019.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Bryan A. Ward

Ethan Powell

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

HIGHLAND CAPITAL MANAGEMENT FUND ADVISORS, L.P.

PROXY VOTING POLICY

Purpose and Scope

The purpose of these voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which Highland Capital Management Fund Advisors, L.P. (the “Company”) votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

[1]	In any case where a Client has instructed the Company to vote in a particular manner on the Client’s behalf, those instructions will govern in lieu of parameters set forth in the Policy.

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub-adviser’s proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub-advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser’s proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser’s policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company’s activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company’s affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor (“Proxy Advisor”) to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors’ potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service (“Proxy Voting Service”) to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company’s instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company’s instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments (“Nonstandard Proxy Notices”) with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the “Settlement Designee”) shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and R-Settlement@highlandcapital.com. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the Portfolio Manager(s) and R-Settlement@highlandcapital.com by the Settlement Designee or by sending voting instructions to R-Settlement@highlandcapital.com and R-Settlement@highlandcapital.com. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company’s settlement group, that Settlement Designee or member of the Company’s settlement group shall respond to the original notice email sent to R-Settlement@highlandcapital.com detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer’s management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor’s recommendation is in a Client’s best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the “CCO”) for guidance.

Voting

Upon receipt of the relevant Portfolio Managers’ voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company’s Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor’s recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor’s recommendation, then the CCO shall document the rationale for the vote); (iii) “echo voting” or “mirror voting” the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client’s voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund’s Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company’s Compliance Department:

(i)	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

(ii)	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

(iii)

The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)

The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)

The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

(vi)

Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

(vii)	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Registrant will maintain a report of the vote and all relevant documentation.

The Registrant shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)	Copies of this Policy and any amendments thereto.

(ii)	A current copy of the Proxy Advisor’s voting guidelines, as amended.

(iii)

A copy of each proxy statement that the Company receives regarding Client securities. The Company may rely on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)

Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)

A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

[2]

If the Company has essentially immediate access to a book or record (on the Company’s proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. “Immediate access” to books and records includes that the Company has the ability to provide promptly to Securities and Exchange Commission (the “SEC”) examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

The Company includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how the Company voted with respect to a Client’s securities. This Policy is, however, subject to change at any time without notice.

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Registrant’s portfolio manager, who is primarily responsible for the day-to-day management of the Registrant’s portfolio, is James Dondero.

James Dondero — Mr. Dondero has over 25 years of experience in credit markets. In addition to his role at Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”), Mr. Dondero is the co-founder and President of Highland Capital Management, L.P. and NexPoint Advisors, L.P. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding Highland Capital Management in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia, and is a Certified Managerial Accountant. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. Mr. Dondero currently serves as Chairman of NexBank SSB and serves on the Board of Directors of Metro-Goldwyn-Mayer, Jernigan Capital, Inc., Cornerstone Healthcare Group, Texmark Timber Treasury, L.P. and SeaOne Holdings, LLC.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following table provides information about funds and accounts, other than the Registrant, for which the Registrant’s portfolio manager is primarily responsible for the day-to-day portfolio management as of September 30, 2019.

James Dondero

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	12	$2,430	1	$90
Other Pooled Investment Vehicles:	2	$1,012	2	$1,012
Other Accounts:	—	$—	—	$—

Potential Conflicts of Interests

The Adviser is an affiliate of NexPoint Advisors, L.P. (“NexPoint”). The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Trust. For the purposes of this section, the term “Highland” shall include the Adviser and its affiliated investment advisors, including Highland Capital Management, L.P. and its affiliates. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Registrant’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Registrant and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

Highland has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Highland furnishes advisory services to numerous clients in addition to the Registrant, and Highland may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to Highland or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Registrant. In addition, Highland, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Registrant. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, Highland includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Registrant. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Registrant and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the funds and such other clients or may involve a rotation of opportunities among the funds and such other clients. The Registrant will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by the Adviser and certain funds affiliated with the Registrant, dated April 19, 2016. For example, exemptive relief is not required for the Registrant to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” which includes future closed-end investment companies registered under the 1940 Act that are managed by the Adviser, which includes the Registrant. The Registrant, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, Highland will generally pursue the strategy that Highland believes best reflects what would be expected to be negotiated in an arm’s length transaction with due consideration being given to Highland’s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Highland investment professionals. A single person may represent more than one part of an issuer’s capital structure. The recommended course of action will be presented to the conflicts committee for final determination as to how to proceed. Highland may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the conflicts committee determines in its discretion. In the event any Highland personnel serve on the board of the subject company, they generally recuse themselves from voting on any board matter with respect to a transaction that has an asymmetrical impact on the capital structure. Highland personnel board members may still make recommendations to the conflicts committee. If any such persons are also on the conflicts committee, they may recuse themselves from the committee’s determination. A portfolio manager with respect to any applicable Highland registered investment company clients (“Retail Accounts”) participates in such discussions, but makes an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Highland may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Registrant and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Registrant. Not all conflicts of interest can be expected to be resolved in favor of the Registrant.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

HCMFA’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers’ underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA, which may include the amount of assets supervised and other management roles within HCMFA. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, HCMFA does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Registrant as of September 30, 2019.

Name of Portfolio Manager	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Manager
James Dondero	Over $1,000,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs(1)
April 1, 2019 to April 30, 2019	95,523	12.47	95,523	$18.8 million
May 1, 2019 to May 31, 2019	393,632	11.96	393,632	$14.1 million
June 1, 2019 to June 30, 2019	275,108	11.19	275,108	$11.0 million
July 1, 2019 to July 31, 2019	89,607	11.51	89,607	$10.0 million

Total	853,870	11.72	853,870	$10.0 million

(1)

On August 3, 2018, the Board of the Fund authorized the repurchase of up to the lesser of $20 million or 5% of the Fund’s shares over a six-month period following conversion of the Fund from an open-end Fund to a closed-end fund. The Fund converted into a closed-end fund on February 13, 2019. Under this program, the Fund repurchased 853,870 shares through July, 2019, at an average price of $11.72, for a total investment of $10.0 million. On August 20, 2019, the Board of the Fund approved an extension of the repurchase program for a period of six months up to an additional $20 million of the Fund’s shares.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11.	Controls and Procedures.

(a)

Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 (the “Exchange Act”) and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Remediation of Material Weakness in Internal Control over Financial Reporting. As of June 30, 2019, management remediated the material weakness previously identified as of September 30, 2018 relating to the application of ASC 820 and the reasonableness and reliability of assumptions used in the fair value model which is monitored by the Valuation Committee through the operation of a review control (the “Material Weakness”). This control was not designed at an appropriate level of precision to ensure the accurate valuation of Level 3 securities. The Material Weakness resulted in material pricing errors related to a hard-to-value security held over a period of time by Highland Global Allocation Fund, an affiliate of the Registrant which at that time was a series of the Registrant, but which was converted into a different trust effective February 13, 2019.

The steps management took to remediate this Material Weakness included: (i) enhancing a separate review control by adding control activities designed to operate at a level of precision which will enable such errors to be detected and by adding an additional member to the Valuation Sub-Committee to conduct such control activities; (ii) providing additional training to members of its Valuation Sub-Committee and Valuation Committee with respect to the application of ASC 820 and the usage of subject matter expert inputs as inputs to fair value determinations; and (iii) creating and implementing a guide for use of the Valuation Sub-Committee and the Valuation Committee for the application of ASC 820 to fair value models.

As a result of the remediation activities, management has determined that its controls were designed appropriately and at a sufficient level of precision, and have been operating effectively for a sufficient period of time, such that the Material Weakness previously identified as of December 31, 2018 has been remediated as of June 30, 2019.

(b)

Changes in Internal Controls. Other than the planned enhancements to controls noted above, there have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)	Gross income from securities lending activities: $0

(2)	All fees and/or compensation for securities lending activities and related services: $0

(3)	Aggregate fees/compensation: $0

(4)	Net income from securities lending activities: $0

(b)

The Registrant may lend up to 33 1/3% of the Registrant’s total assets held by the Fund’s custodian to certain qualified brokers, except those securities which the Registrant or the Advisor specifically identifies as not being available. By lending its investment securities, the Registrant attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Registrant. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Registrant receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by the Fund’s custodian acting in its capacity as securities lending agent. Non-cash collateral is not disclosed in the Registrant’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Registrant and the Registrant does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Fund’s custodian, as the securities lending agent, and the Registrant.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND GLOBAL ALLOCATION FUND

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Executive Officer and Principal Financial and Accounting Officer

Date: January 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Executive Officer and Principal Financial and Accounting Officer

Date: January 16, 2020

By (Signature and Title):	/s/ Clifford Stoops
Clifford Stoops Assistant Treasurer

Date: January 16, 2020